SCHEDULE OF OPERATING LEASES ROU ASSETS AND LEASE LIABILITIES (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Leases
Operating lease right-of-use asset	$ 444,119	$ 343,509
Operating lease right-of-use asset- accumulated amortization	(359,424)	(304,946)
Operating lease right-of-use asset, net	84,695	38,563
Lease liability, current	31,373	38,563
Lease liability, non-current	71,922
Total lease liability	$ 103,295	$ 38,563